Exhibit 10.41

EXECUTION VERSION

Exhibit A

EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS AWARD PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), dated as of July 27, 2006 (the “Date of Grant”), is made by and between ExlService Holdings, Inc., a Delaware corporation (the “Company”), and Vikram Talwar (“Participant”).

WHEREAS, the Company has adopted the ExlService Holdings, Inc. 2006 Omnibus Award Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement;

WHEREAS, the Plan provides for the grant of forfeitable shares of the Company’s Series B Common Stock, par value $0.001 per share (“Restricted Stock”); and

WHEREAS, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) has determined that it would be in the best interests of the Company and its stockholders to grant the award of Restricted Stock provided for herein (the “Restricted Stock Award”) to Participant, on the terms and conditions described in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Grant of Restricted Stock Award.

(a) Grant. The Company hereby grants to Participant a Restricted Stock Award consisting of 37,500 shares of Restricted Stock. The Restricted Stock shall vest and become non-forfeitable in accordance with Section 2 hereof.

(b) Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

(c) Vesting. Except as may otherwise be provided herein, the Restricted Stock shall vest and become nonforfeitable as follows:

Vested Percentage of Restricted Stock	Date of Vesting
25%	November 14, 2006
50%	November 14, 2007
75%	November 14, 2008
100%	November 14, 2009

(d) Acceleration of Vesting.

(i) Notwithstanding the foregoing, in the event that a “Change in Control” (as defined in the Plan) occurs at a time when any portion of the Restricted Stock remains unvested, then effective upon the consummation of the Change in Control, the vesting of the portion of the Restricted Stock which is not then fully vested shall accelerate such that the portion of the Restricted Stock which would have become vested during the one-year period following the Change in Control shall become vested effective as of the consummation of the Change in Control. Moreover, (i) in the event that Participant’s employment by the Company is terminated by the Company without Cause (a) at any time following a Change in Control or (b) in specific contemplation of a Change in Control or (ii) in the event Participant resigns for “Good Reason” (as defined below) at any time following a Change in Control, Participant shall, upon and subject to the execution (and non-revocation during any applicable revocation period) of a standard release of all employment-related claims against the Company and its subsidiaries and each of their employees, officers and directors, be entitled to immediate vesting as of the termination date of any portion of the Restricted Stock which is unvested as of the termination date. The term “Good Reason” shall mean:

(A) a substantial reduction of Participant’s duties or responsibilities, or Participant being required to report to any person other than the Board, provided that, if there is a Change of Control and Participant retains similar title and similar authority with the Company or any entity that acquires the Company (or any affiliate or subsidiary of such entity) following such Change of Control, the parties agree that any change in the title of Participant shall not constitute a significant reduction of Participant’s duties and authorities hereunder;

(B) Participant’s job title as an officer of the Company is adversely changed, provided that if there is a Change of Control and Participant retains similar title and similar authority with the Company or any entity that acquires the Company (or any affiliate or subsidiary of such entity) following such Change of Control, the parties agree that any change in the title of Participant shall not constitute a significant reduction of Participant’s duties and authorities hereunder;

(C) a reduction of Participant’s then base salary or annual cash bonus opportunity to below 75% of base salary at target;

(D) a change in the office or location where Participant is based on the Date of Grant of more than thirty (30) miles, which new location is more than thirty (30) miles from Participant’s primary residence; or

(E) a breach by the Company of any material term of any employment, consulting, or similar agreement between the Company and Participant;

provided that, a termination by Participant with Good Reason shall be effective for purposes of this Agreement only if, within thirty (30) days following Participant’s first becoming aware of the circumstances giving rise to Good Reason, Participant delivers to the Company a “notice of termination” for Good Reason by Participant to the Company, and the Company within fifteen (15) days following its receipt of such notification has failed to cure the circumstances giving rise to Good Reason.

(ii) If Participant’s employment with the Company ceases upon the end of the term of an employment agreement between Participant and the Company following the Company’s notification of the Participant of the Company’s decision not to extend the Participant’s employment term in accordance with the terms of such employment agreement between Executive and the Company as is in effect at the time such notification is given, the vesting of the portion of the Restricted Stock which is not then fully vested shall accelerate such that the portion of the Restricted Stock which would have become vested during the one-year period following such cessation of employment shall become vested effective as of such cessation of employment.

2. Tax Withholding. Participant shall pay to the Company promptly upon request, and in any event at the time Participant recognizes taxable income in respect of the Restricted Stock Award, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Stock. Such payment shall be made, at Participant’s election, in the form of cash in an amount or Restricted Stock with a Fair Market Value equal to such withholding liability; provided that the Committee may, in its sole discretion, to the extent permitted by applicable law, allow such withholding obligation to be satisfied by any other method described in Section 12(d) of the Plan.

3. Certificates. Subject to Section 5, certificates evidencing the Restricted Stock shall be issued by the Company and shall be registered in Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to, in the case of any particular share of Restricted Stock, the date on which such share vests (the “Vesting Date”). As a condition to the receipt of this Restricted Stock Award, Participant shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Stock.

4. Forfeiture of Restricted Stock. Unvested Restricted Stock shall be forfeited without consideration by Participant upon Participant’s termination of employment with the Company or its Affiliates for any reason.

5. Rights as a Stockholder; Dividends. Participant shall not be deemed for any purpose to be the owner of any Restricted Stock unless and until (i) Participant shall have executed the Stockholder Agreement, by and between the Company and Participant (the “Stockholder Agreement”), substantially in the form attached hereto as Exhibit A, (ii) the Company shall have issued the Restricted Stock in accordance with Section 3 hereof, (iii) Participant’s name shall have been entered as a stockholder of record with respect to the Restricted Stock on the books of the Company and (iv) if Participant is married and is a resident of a state which is a “community property” state, an executed spousal consent substantially in the form attached hereto as Exhibit B. Upon the fulfillment of the conditions in (i)–(iii) and, if applicable, (iv) of this Section 5, Participant shall be the record owner of the Restricted Stock unless and until such shares are forfeited pursuant to Section 4 hereof or sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Restricted Stock; provided that (x) any cash or in-kind dividends paid with respect to unvested Restricted Stock shall be withheld by the Company and shall be paid to Participant, without interest, only when, and if, such Restricted Stock becomes vested and (y) the Restricted Stock shall be subject to the limitations on transfer and encumbrance set forth in this Agreement and the Stockholder Agreement. As soon as practicable following the vesting of any Restricted Stock, certificates for such vested Restricted Stock shall be delivered to Participant or to Participant’s legal representative along with the stock powers relating thereto.

6. Restrictive Legend. All certificates representing Restricted Stock shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS AWARD PLAN, A CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) AND THE STOCKHOLDER AGREEMENT TO WHICH EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) ARE PARTIES, WHICH AGREEMENTS ARE BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID PLAN AND AGREEMENTS ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF EXLSERVICE HOLDINGS, INC. AND COPIES THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS EXLSERVICE HOLDINGS, INC. HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO IT, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A CERTAIN STOCKHOLDER AGREEMENT, DATED AS OF JULY 27, 2006, BY AND BETWEEN EXLSERVICE HOLDINGS, INC. (THE “COMPANY”) AND VIKRAM TALWAR AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH STOCK PURCHASE AGREEMENT AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

7. Transferability.

(a) The Restricted Stock may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(b) The Restricted Stock may not, at any time prior to becoming vested, be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Prior to the completion by the Company of an underwritten public offering and sale of equity securities of the Company pursuant to an effective registration statement under the Securities Act, the Restricted Stock shall be subject to the provisions of the Stockholder Agreement.

8. Adjustments for Stock Splits, Stock Dividends, etc.

(a) If from time to time during the term of the Agreement there is any stock split up, stock dividend, stock distribution or other reclassification of the Common Stock, any and all new, substituted or additional securities to which Participant is entitled by reason of his ownership of the Restricted Stock shall be immediately subject to the terms of the Agreement.

(b) If the Common Stock is converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under the Agreement shall inure to the benefit of the Company’s successor and the Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Restricted Stock.

9. Confidentiality of the Agreement. Participant agrees to keep confidential the terms of this Agreement, unless and until such terms have been disclosed publicly other than through a breach by Participant of this covenant. This provision does not prohibit Participant from providing this information on a confidential and privileged basis to Participant’s attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law.

10. Waiver. Any right of the Company contained in this Agreement may be waived in writing by the Board. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

11. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile, courier service or personal delivery:

if to the Company:

ExlService Holdings, Inc.

350 Park Avenue, 10th Floor

New York, NY 10022

Facsimile: (212) 872-1524

Attention: General Counsel

with a copy to:

Oak Hill Capital Management, Inc.

Park Avenue Tower

65 East 55th Street, 36th Floor

New York, NY 10022

Facsimile: (212) 758-3572

Attention: John R. Monsky, Esq.

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Facsimile: (212) 373-3000

Attention: Michael J. Segal, Esq.

if to Participant:

Vikram Talwar

No. 86 Sector 15A

Noida, U.P. 201301

INDIA

with a copy to:

Vikram Talwar

A 48, Sector 58

Noida, U.P. 201301

INDIA

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if by facsimile.

12. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

13. No Rights to Employment. Nothing contained in this Agreement shall be construed as giving Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge Participant at any time for any reason whatsoever.

14. Beneficiary. Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives Participant, Participant’s estate shall be deemed to be Participant’s beneficiary.

15. Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of Participant and the beneficiaries, executors, administrators, heirs and successors of Participant.

16. Entire Agreement. This Agreement, the Plan and the Stockholder Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

17. Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

18. Bound by Plan. By signing this Agreement, Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

19. Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

20. JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

21. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

22. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

ExlService Holdings, Inc.

By:	/s/ Amit Shashank
Title:	General Counsel

Vikram Talwar

/s/ Vikram Talwar

Exhibit A

EXLSERVICE HOLDINGS, INC.

STOCKHOLDER AGREEMENT

(FOR USE WITH RESTRICTED STOCK)

THIS STOCKHOLDER AGREEMENT (the “Agreement”) is made as of the date indicated on the signature page hereof, by and between ExlService Holdings, Inc., a Delaware corporation (the “Company”) and the person whose name and signature appears as the “Stockholder” on the signature page hereof (the “Stockholder”).

WHEREAS, the Company has agreed to issue to the Stockholder an aggregate of 37,500 shares (the “Shares”) of Series B common stock, $0.001 par value per share, pursuant to the terms of a Restricted Stock Award Agreement (the “Restricted Stock Agreement”), dated as of the date hereof, between the Company and the Stockholder, and the ExlService Holdings, Inc. 2006 Omnibus Award Plan (the “Plan”), and the Company desires to issue said Shares to the Stockholder, subject to the restrictions on transfer and other rights or obligations hereinafter set forth; and

WHEREAS, the parties wish to impose certain restrictions on the transfer or encumbrance of the Shares issued to the Stockholder and to give the Company or a third party the right to purchase the Shares upon the occurrence of certain events;

NOW, THEREFORE, for and in consideration of the premises and the covenants of the parties contained in the Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1. Drag Along Rights.

(a) If at any time prior to the completion by the Company of an underwritten public offering and sale of equity securities (an “Initial Offering”) of the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), the holders of a majority-in-interest of the total outstanding shares of Series A common stock and Series B common stock of the Company (the “Majority Stockholders”) desire to sell more than 75% of the total outstanding number of Series A common stock and Series B common stock of the Company (the “Total Shares”) held by such Majority Stockholders, pursuant to a bona fide offer to purchase such Total Shares from any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind (a “Person”) who is not an affiliate of the transferor or transferors, as the case may be (a “Third-Party Stockholder”) (the “Drag-Along Sale”), then such Majority Stockholders shall have the right to require the Stockholder to sell to such Third-Party Stockholder in connection with such sale, the percentage of the Shares which shall equal the corresponding percentage the Majority Stockholders propose to sell of the Total Shares held by the Majority Stockholders to such Third-Party Stockholder in connection with such sale. Such right shall be exercisable by written notice (a “Drag-Along Notice”) given to the Stockholder which shall state (i) that such Majority Stockholders propose to effect the sale of all or a percentage of their Total Shares to such Third-Party Stockholder, (ii) the proposed purchase price to be paid by the Third-Party Stockholder for the Total Shares of such Majority Stockholders, and (iii) the name of the Third-Party Stockholder. The Stockholder agrees that, upon receipt of a Drag-Along Notice, the Stockholder shall be obligated to sell to such Third-Party Stockholder in connection with such sale, the percentage of the Series B common stock of the Company held by the Stockholder which shall equal the corresponding percentage the Majority Stockholders propose to sell of Total Shares held by the Majority Stockholders to such Third-Party Stockholder in connection with such sale, upon the terms and conditions of such transaction (and otherwise take all reasonably necessary action to cause the consummation of the proposed transaction, including voting such Shares in favor of such transaction).

(b) In the event that the Majority Stockholders shall provide a Drag-Along Notice to the Stockholder in connection with a proposed Drag-Along Sale, the Stockholder shall prior to the closing of any such proposed Drag-Along Sale, execute any purchase agreement or other certificates, instruments and other agreements required by the Third-Party Stockholder to consummate the proposed Drag-Along Sale; provided, however, that any such purchase agreement or other certificates, instruments and other agreements shall be on terms no less favorable to the Stockholder than those executed by the Majority Stockholders with respect to the Total Shares proposed to be transferred by such Majority Stockholders in connection with such Drag-Along Sale, including without limitation, the amount and form of the purchase price therefor, the provision of, and representation and warranty as to, information requested by the Third-Party Stockholder from the Majority Stockholders and the provision of requisite indemnifications from the Majority Stockholders, and at the closing of any such proposed Drag-Along Sale, deliver to the Majority Stockholder such instruments of transfer as shall be requested by the Third-Party Stockholder with respect to the Shares to be transferred, against receipt of the purchase price therefor.

(c) The Stockholder hereby irrevocably and unconditionally waives any rights of appraisal, dissenter’s rights or similar rights that the Stockholder may have in connection with the Drag-Along Sale. The Stockholder shall cause to be irrevocably and unconditionally waived any such rights that any affiliate of the Stockholder may have in connection with such Drag-Along Sale.

(d) If at any time the Company proposes to merge with or consolidate into any entity or enter into an arrangement having an effect substantially similar thereto, the Stockholder hereby irrevocably and unconditionally agrees to vote all of the Shares held by the Stockholder in favor of such merger or arrangement and the Stockholder hereby irrevocably and unconditionally agrees to waive any rights of appraisal, dissenter’s rights or similar rights that the Stockholder may have with respect thereto.

2. Assignment of Rights. The Stockholder agrees that the Company has the right to assign its rights under Section 1 hereof, with respect to the purchase of part or all of the Shares, to one or more other persons or entities (the “Assignee(s)”) in its sole discretion and in whatever proportions it decides and the Stockholder agrees that any such assignment shall constitute a novation as among the Company, the Stockholder and the Assignee(s) with respect to the rights and obligations of the Company and the Stockholder set forth in Section 1 hereof so that such rights and obligations with respect to the purchase of that part or all of the Shares (if any) assigned to the Assignee(s) in whatever proportions have been decided by the Company, shall thereafter exist between the Stockholder and the Assignee(s).

3. Restrictions on Transfer. The Stockholder shall not sell, transfer, pledge, encumber, lease, gift, grant participation rights in or otherwise assign (“Transfer”) any of the Shares to any person or entity unless the Stockholder receives the prior written consent of the Company; provided that, in the case of any Transfer of the Shares to the Stockholder’s heirs (the “Transferee”) through testamentary or intestate disposition, such Transfer shall not require the prior written consent of the Company so long as: (i) the Company is notified of any such Transfer by the Transferee as soon as possible after such Transfer has occurred, and (ii) the Transferee shall agree in writing to be bound by the terms of the Agreement and that the Shares acquired by the Transferee shall be subject to the terms of the Agreement and the Transferee shall furnish copies of all instruments effecting such Transfer and such other certificates, instruments and documents as the Company may request. Any attempt to Transfer any of the Shares in violation of the terms and conditions of the Agreement shall be null and void ab initio and the Company shall not register or effect any such Transfer.

4. Compliance With The Agreement. The Company shall not be required to transfer any Shares upon its books or to recognize any purported new transferee thereof in any manner, unless every applicable provision of the Agreement has first been complied with to the satisfaction of the Company or has been waived in writing by the Company. The provisions of the Agreement shall not be discharged with respect to any Shares by any transfer made in compliance with the Agreement but shall apply anew to such shares in the hands of the new transferee thereof. If the Stockholder or any legal representative or any transferee attempts to transfer any of the Shares without compliance with the requirements and restrictions of the Agreement, the Stockholder shall not, until full compliance therewith, be entitled to any of the rights and privileges of a shareholder of the Company, and no person purporting to claim or hold by, through or under him shall in any way be recognized; but this provision shall in no way relieve the Stockholder or any legal representative or any transferee from the obligation to offer, transfer or sell the Shares to the Company as herein provided.

5. Investment Representations. The Stockholder represents, warrants and covenants to the Company, as of the date of the Agreement, as follows:

(a) Stockholder is purchasing the Shares for his own account and with no intention of distributing or reselling such Shares or any part thereof in any transaction that would be in violation of the securities laws of the United States of America or any state, without prejudice, however, to the rights of the Stockholder at all times to sell or otherwise dispose of all or any part of the Shares (subject to the terms and conditions of the Agreement) under an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of the Stockholder’s property being at all times within their control. If the Stockholder should in the future decide to dispose of any of any of the Shares, the Stockholder understands and agrees that the Stockholder may do so only in compliance with the Securities Act and applicable state securities laws as then in effect.

(b) Stockholder has had such opportunity as Stockholder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

(c) Stockholder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(d) Stockholder can afford the complete loss of his investment in and the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(e) Stockholder understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year and even then will not be available unless a public market then exists for the Shares, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act except as may be provided in any agreement between the Company and the Stockholder.

(f) A legend substantially in the following form will be placed on the certificate or certificates representing the Shares:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE EXLSERVICE HOLDINGS, INC. 2006 OMNIBUS AWARD PLAN, A CERTAIN

RESTRICTED STOCK AWARD AGREEMENT BETWEEN EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) AND THE STOCKHOLDER AGREEMENT TO WHICH EXLSERVICE HOLDINGS, INC. AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS PREDECESSOR IN INTEREST) ARE PARTIES, WHICH AGREEMENTS ARE BINDING UPON ANY AND ALL OWNERS OF ANY INTEREST IN SAID SHARES. SAID PLAN AND AGREEMENTS ARE AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF EXLSERVICE HOLDINGS, INC. AND COPIES THEREOF WILL BE FURNISHED WITHOUT CHARGE TO ANY OWNER OF SAID SHARES UPON REQUEST.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS EXLSERVICE HOLDINGS, INC. HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO IT, TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF A CERTAIN STOCKHOLDER AGREEMENT, DATED AS OF JULY 27, 2006, BY AND BETWEEN EXLSERVICE HOLDINGS, INC. (THE “COMPANY”) AND VIKRAM TALWAR AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, COPIES OF WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH

STOCK PURCHASE AGREEMENT AND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

6. Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Stockholder in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Stockholder or any action taken by the Stockholder.

7. Adjustments for Stock Splits, Stock Dividends, etc.

(a) If from time to time during the term of the Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his ownership of the Shares shall be immediately subject to the terms of the Agreement.

(b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under the Agreement shall inure to the benefit of the Company’s successor and the Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

8. Definitions. Any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan.

9. Severability. The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of any other provision of the Agreement, and each other provision of the Agreement shall be severable and enforceable to the extent permitted by law.

10. Waiver. Any provision contained in the Agreement may be waived in writing by the Board. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of the Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

11. Successors. The terms of the Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Executive and the beneficiaries, executors, administrators, heirs and successors of the Executive.

12. No Rights to Employment. Nothing contained in the Agreement shall be construed as giving the Executive any right to be retained, in any position, as an employee, consultant or director of the Company or its Subsidiaries or shall interfere with or restrict in any way the right of the Company or its Subsidiaries, which are hereby expressly reserved, to remove, terminate or discharge the Executive at any time for any reason whatsoever, with or without cause.

13. Notice. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, facsimile, courier service or personal delivery:

if to the Company:

ExlService Holdings, Inc.

350 Park Avenue, 10th Floor

New York, NY 10022

Facsimile: (212) 872-1524

Attention: General Counsel

with a copy to:

Oak Hill Capital Management, Inc.

Park Avenue Tower

65 East 55th Street, 36th Floor

New York, NY 10022

Facsimile: (212) 758-3572

Attention: John R. Monsky, Esq.

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Facsimile: (212) 373-3000

Attention: Michael J. Segal, Esq.

if to the Stockholder:

Vikram Talwar

No. 86 Sector 15A

Noida, U.P. 201301

INDIA

with a copy to:

Vikram Talwar

A 48, Sector 58

Noida, U.P. 201301

INDIA

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if faxed.

14. Modifications. No change, modification or waiver of any provision of the Agreement shall be valid unless the same be in writing and signed by the parties hereto.

15. Construction. The Agreement and all matters connected therewith shall be construed and all questions shall be determined by the Board acting in its sole discretion and the decisions of such Board shall be binding upon all interested parties. The Agreement and the Restricted Stock Agreement collectively contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior written communications, representations and negotiations in respect thereto.

16. Governing Law. The Agreement shall be construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of New York.

17. Termination. The Agreement shall become null and void and shall be of no further force or effect immediately upon (i) the closing of the Company’s Initial Offering, or (ii) a written agreement to such effect between the Company and the Stockholder or his successor or assign. Notwithstanding the foregoing, all of the representations and warranties made herein shall survive the execution and delivery of the Agreement until the date that is twelve (12) months following the Initial Offering.

18. Lock-Up. The Stockholder hereby agrees that, in connection with an Initial Offering, if requested by the Company or any representative of the underwriters (the “Managing Underwriter”), the Stockholder shall not sell or otherwise transfer any Shares during the period specified by the Company’s Board of Directors at the request of the Managing Underwriter (the “Market Standoff Period”), with such period not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restrictions until the end of such Market Standoff Period.

19. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of the Agreement.

20. Signature in Counterparts. The Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the day and the year first written above.

EXLSERVICE HOLDINGS, INC.		VIKRAM TALWAR

By:	/s/ Amit Shashank	By:	/s/ Vikram Talwar
Stockholder Signature

Vikram Talwar

SSN:

Address:

Date:

Exhibit B

CONSENT OF SPOUSE

I, [                    ], spouse of Vikram Talwar, have read and approve of the Stock Purchase Agreement, dated as of             , 20[    ], by and between ExlService Holdings, Inc. and Vikram Talwar. In consideration of the sale of shares of ExlService Holdings, Inc. to my spouse, as set forth in the Stock Purchase Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Stock Purchase Agreement and agree to be bound by the provisions of the Stock Purchase Agreement, insofar as I may have any rights in said Stock Purchase Agreement or any shares issued pursuant thereto under the community property laws of the [                    ] or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Stock Purchase Agreement.

Dated:	, 20[ ].

Signature